UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Accendra Health, Inc.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Step 1: Go to www.envisionreports.com/ACH. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/ACH Online Go to www.envisionreports.com/ACH or scan the QR code — login details are located in the shaded bar below. Shareholder Meeting Notice 049L2C Important Notice Regarding the Availability of Proxy Materials for the Accendra Health, Inc. Shareholder Meeting to be Held on Thursday, May 14, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Company’s 2026 Proxy Statement, the Proxy Card, the Company’s 2025 Annual Report/Form 10-K for the year ended December 31, 2025 (which is not deemed to be part of the official proxy soliciting materials), and any amendments to the foregoing materials that are required to be furnished to shareholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 4, 2026 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. Votes submitted electronically must be received by May 13, 2026 at 11:59 p.m., Eastern Daylight Time

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/ACH. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Accendra Health, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 4, 2026. The 2026 Annual Meeting of Shareholders of Accendra Health, Inc. (the “Company”) will be held Thursday, May 14, 2026, at 9:00 a.m. Eastern Time, virtually via the internet at https://meetnow.global/M9CXXJJ. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, and 4: 1. Election of six Directors, each for a one-year term and until their respective successors are elected and qualified: 01 - Mark A. Beck 02 - Gwendolyn M. Bingham 03 - Kenneth Gardner-Smith 04 - Stephen W. Klemash 05 - Teresa L. Kline 06 - Edward A. Pesicka 2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. 3. Non-binding advisory vote to approve the compensation of the Company’s named executive officers. 4. Approval of the Accendra Health, Inc. Amended and Restated 2023 Omnibus Incentive Plan. 5. To transact any other business as may properly come before the Annual Meeting. The Board of Directors has fixed the close of business on March 18, 2026 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Shareholders of record as of the Record Date are encouraged and cordially invited to attend the virtual Annual Meeting. The following materials are available for you to review online: - the Company’s 2026 Proxy Statement (including all attachments thereto); - the Proxy Card; - the Company’s Annual Report/Form 10-K for the year ended December 31, 2025 (which is not deemed to be part of the official proxy soliciting materials); and - any amendments to the foregoing materials that are required to be furnished to shareholders. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Shareholder Meeting Notice